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                                                                    Exhibit 10.7

                         PROPERTIES SERVICES AGREEMENT
                         -----------------------------

     THIS PROPERTIES SERVICES AGREEMENT (this "Agreement") is made and entered into as of this 25th day of July, 1997, by and among JI Properties, Inc., a Delaware corporation ("JI Properties"), Jordan Telecommunication Products, Inc., a Delaware corporation, Jordan Industries, Inc., an Illinois corporation, and each of its subsidiaries listed on the signature page hereto (collectively referred to herein as the "Company").

     WHEREAS, the Company wishes to obtain the use of certain real estate, asset and transportation assets owned or leased by JI Properties and to obtain the related services of JI Properties' personnel or personnel to which JI Properties has access; and

     WHEREAS, JI Properties desires to provide or cause to be provided those assets and services requested by the Company under such terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Assets and Services.
                 -------------------

          1.1 Assets. JI Properties hereby grants to the Company the right to use the Assets set forth on Exhibit A.

          1.2 Services to be Rendered. JI Properties shall make available the services of its personnel or personnel to which it has access to provide such services in connection with the use of the Assets as are necessary for the use and/or operation of such Assets (the "Services").

          1.3 Charges. The charges to the Company for the use of Assets and Services shall consist of an amount equal to the sum of (i) the costs actually incurred in the use and/or operation of the Assets used or operated by the Company (including the costs of the related Services as determined by JI Properties) and (ii) a portion of the costs associated with owning such assets which are not directly attributable to the operation or use of such assets equal in amount to such costs multiplied by a fraction, the numerator of which is equal to the Company's net revenues and the denominator of which is the sum of the net revenues of all entities which have entered into agreements with JI Properties similar to this Agreement.

          1.4 Performance of Services. JI Properties covenants that it will perform or cause to be performed the Services in a timely, efficient and workmanlike manner and in substantially the same manner in which JI Properties (or its predecessor) is providing such services to the Company currently. JI Properties further covenants that it will maintain or contract for a sufficient staff of trained personnel to enable it to perform the Services hereunder. JI Properties may retain third
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parties or its affiliates to provide certain of the Services hereunder. Any arrangements between JI Properties and its affiliates for the provision of Services hereunder shall be commercially reasonable and on terms not less favorable than those which could be obtained from unaffiliated third parties.

          1.5 Payment for Facilities and Services. JI Properties shall bill the Company, at the end of each calendar month for the applicable charges, or on such other periodic basis a determined by JI Properties. Such amount shall be payable by the Company in full within 30 days of receipt thereof by the Company.

          1.6 Reimbursement. The Company shall reimburse JI Properties for all reasonable third party out-of-pocket expenses it incurs on behalf of the Company not billed directly to the Company within 30 days of receipt of the invoice therefor, if not included in the charges pursuant to Section 1.3.

     Section 2. Term. The term of this Agreement shall commence the date hereof and continue until December 31, 2007, unless extended, or sooner terminated, as provided below. This Agreement shall be automatically renewed for successive one-year terms starting December 31, 2007 unless either party hereto, within sixty (60) days prior to the scheduled renewal date, notifies the other party as to its election to terminate this Agreement. Notwithstanding the foregoing, this Agreement may be terminated by not less than ninety (90) days' prior written notice from the Company to the JI Properties at any time after (a) substantially all of the stock or substantially all of the assets of the Company or all of its subsidiaries are sold to an entity unaffiliated with the JI Properties and/or a majority of the Company stockholders immediately prior to the sale, (b) the Company is merged or consolidated into another entity unaffiliated with the JI Properties and/or a majority of the Company's stockholders immediately prior to such merger and the Company is not the survivor of such transaction or (c) a public offering of the voting securities of the Company has been consummated. Subject to the foregoing, the Agreement will not be terminated as a result of any Company ceasing to be a subsidiary of Jordan Industries, Inc. for financial reporting or other purposes.

     Section 3. Audit of Services. At any time during regular business hours and as often as reasonably requested by the Company's officers, JI Properties shall permit the Company or its authorized representatives to examine and make copies and abstracts from the records and books of JI Properties for the purpose of auditing the performance of, and the charges of, JI Properties under the terms of this Agreement; provided, that all costs and expenses of such inspection shall be borne by the Company.

      Section 4. Prevention of Performance. JI Properties shall not be determined to be in violation of this Agreement if it is prevented from performing any Services hereunder for any reason beyond its reasonable control, including without limitation, acts of God, nature, or of public enemy, strikes, or limitations of law, regulations or rules of the Federal or of any state or local government or of any agency thereof.

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     Section 5.  Indemnification.
                 ---------------

          5.1 By the Company. The Company shall indemnify, defend and hold JI Properties, and its directors, officers, and employees harmless from and against all damages, losses and reasonable out-of-pocket expenses (including fees) incurred by them in the course of performing the duties on behalf of the Company and its subsidiaries as prescribed hereby.

          5.2 Remedy. JI Properties does not assume any responsibility under this Agreement other than to render the services called for under this Agreement in good faith and in a manner reasonably believed to be in the best interests of the Company. The Company's sole remedy on account of the failure of JI Properties to provide the Assets render the Services as and when required hereunder shall be to procure such assets or services elsewhere.

     Section 6. Additional Subsidiaries. If at any time after the date upon which this Agreement is executed, the Company acquires or creates one or more subsidiary corporations (a "Subsequent Subsidiary"), the Company shall cause such Subsequent Subsidiary to be subject to this Agreement and all references herein to the Company's "direct and indirect subsidiaries" shall be interpreted to include all Subsequent Subsidiaries.

     Section 7. Payments Not Subject to Set-off. Any payments paid by the Company under this Agreement shall not be subject to set-off and shall be increased by the amount, if any, of any taxes (other than income taxes) or other governmental charges levied in respect of such payments, so that JI Properties is made whole for such taxes or charges.

     Section 8.  Notices.
                 -------

          8.1 Manner of Delivery. Each notice, demand, request, consent, report, approval or communication (each a "Notice") which is or may be required to be given by either party to the other party in connection with this Agreement and the transactions contemplated hereby, shall be in writing, and given by telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed to the party to be served.

          8.2  Addresses.  Notices shall be addressed as follows:
               ---------

               If to the Company:

                    Jordan Telecommunication Products, Inc.
                    ArborLake Centre
                    1751 Lake Cook Road, Suite 550
                    Deerfield, Illinois 60015
                    Attention: Dominic Pileggi

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               If to JI Properties:

                    JI Properties, Inc.
                    Arborlake Centre
                    1751 Lake Cook Road, Suite 550
                    Deerfield, Illinois 60015
                    Attention: Thomas H. Quinn

          8.3 Effective Date. Notices shall be effective on the date sent via telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed.

          8.4 Change of Address. Each party may designate by notice to the others in writing, given in the foregoing manner, a new address to which any notice may thereafter be so given, served or sent.

     Section 9. Independent Contractor. JI Properties and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company.

     Section 10. Entire Agreement. This Agreement sets forth the entire understanding of the Company and JI Properties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

     Section 11. Assignability; Binding Effect. This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, each of their respective successors and permitted assigns, and no other persons shall have or derive any right, benefit or obligation hereunder.

     Section 12. Headings. The headings and titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience, and do not expressly or by implication limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the paragraph so designated.

     Section 13. Governing Law. This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

     Section 14. Severability. In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the

                                      -4-
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remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

     Section 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       JI PROPERTIES, INC.


                                       By:  /s/ Thomas C. Spielberger
                                            ------------------------------------
                                            Name:  Thomas C. Spielberger
                                            Title: Vice President


                                       JORDAN TELECOMMUNICATION PRODUCTS, INC.


                                       By:  /s/ Dominic Pileggi
                                            ------------------------------------
                                            Name:  Dominic Pileggi
                                            Title: Authorized Officer


                                       TJC MANAGEMENT CORPORATION


                                       By:  /s/ G. Robert Fisher
                                            ------------------------------------
                                            Name:  G. Robert Fisher
                                            Title: Secretary


                                       JORDAN INDUSTRIES, INC.
                                            JII, INC.
                                            JI PROPERTIES, INC.
                                            J.I. FINANCE COMPANY
                                            CAPE CRAFTSMAN, INC.
                                            WELCOME HOME, INC.
                                            HOME AGAIN STORES, INC.
                                            THE IMPERIAL ELECTRIC COMPANY
                                            THE SCOTT MOTORS COMPANY
                                            GEAR RESEARCH, INC.
                                            MOTORS AND GEARS HOLDINGS, INC.
                                            MOTORS AND GEARS, INC.
                                            MOTORS AND GEARS INDUSTRIES, INC.
                                            MERKLE-KORFF INDUSTRIES, INC.
                                            FIR GROUP HOLDINGS, INC.
                                            MOTORS AND GEARS AMSTERDAM B.V.
                                            MOTORS AND GEARS HOLDINGS
                                              AMSTERDAM B.V.
                                            FIR GROUP HOLDINGS ITALIA, S.r.l.

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                                            CONSTRUGIONI INTALIANE MOTORI
                                              ELETTRICI, S.p.a.
                                            SELIOSISTERNI, S.p.a.
                                            FIR ELECTROMECCANICA, S.p.a.
                                            SPL HOLDINGS, INC.
                                            VALMARK INDUSTRIES, INC.
                                            PAMCO PRINTED TAPE & LABEL CO., INC.
                                            SALES PROMOTION ASSOCIATES, INC.
                                            SEABOARD FOLDING BOX CORPORATION
                                            BEEMAK PLASTICS, INC.
                                            JII/SALES PROMOTION ASSOCIATES, INC.
                                            THE OLD IMPERIAL ELECTRIC COMPANY
                                            THE OLD SCOTT MOTORS COMPANY
                                            OLD GEAR RESEARCH, INC.
                                            DACCO, INCORPORATED
                                            DETROIT TRANSMISSION PRODUCTS CO.
                                            DACCO/DETROIT OF OHIO, INC.
                                            ABC TRANSMISSION PARTS
                                              WAREHOUSE, INC.
                                            DACCO/DETROIT OF MINNESOTA, INC
                                            DACCO/DETROIT OF INDIANA, INC.
                                            DACCO/DETROIT OF
                                              NORTH CAROLINA, INC.
                                            DACCO/DETROIT OF MEMPHIS, INC.
                                            DACCO/DETROIT OF ALABAMA, INC.
                                            DACCO/DETROIT OF MICHIGAN, INC.
                                            DACCO/DETROIT OF TEXAS, INC.
                                            DACCO/DETROIT OF WEST VIRGINIA, INC.
                                            BORG MANUFACTURING
                                            NASHVILLE TRANSMISSION PARTS, INC.
                                            DACCO/DETROIT OF FLORIDA, INC.
                                            DACCO/DETROIT OF COLORADO, INC.
                                            DACCO/DETROIT OF MISSOURI, INC.
                                            DACCO/DETROIT OF ARIZONA, INC.
                                            DACCO/DETROIT OF NEBRASKA, INC.
                                            DACCO/DETROIT OF NEW JERSEY, INC.
                                            DACCO/DETROIT OF OKLAHOMA, INC.
                                            DACCO/DETROIT OF
                                              SOUTH CAROLINA, INC.
                                            DACCO INTERNATIONAL, INC.
                                            PARSONS PRECISION PRODUCTS, INC.
                                            SATE-LITE MANUFACTURING COMPANY
                                            RIVERSIDE BOOK AND BIBLE HOUSE,

                                              INCORPORATED
                                            AIM ELECTRONICS CORPORATION
                                            JORDAN TELECOMMUNICATIONS
                                              PRODUCT GROUP, INC.
                                            JORDAN TELECOMMUNICATIONS
                                              PRODUCT GROUP - EUROPE, INC.
                                            VITELEC ELECTRONICS LIMITED
                                            LODAN WEST, INC.
                                            JOHNSON COMPONENTS, INC.
                                            VIEWSONICS, INC.
                                            SHANGHAI VIEWSONICS ELECTRONICS
                                              CO., LTD.
                                            ADAPT COMMUNICATION
                                              SUPPLY CO. S. FL., INC.
                                            NORTHERN TECHNOLOGIES
                                              HOLDINGS, INC.
                                            NORTHERN TECHNOLOGIES, INC.
                                            DURA-LINE CORPORATION
                                            DIVERSIFIED WIRE & CABLE CO.
                                            BOND HOLDINGS, INC.
                                            CAMBRIDGE PRODUCTS CORPORATION




                                       By:  /s/ Thomas H. Quinn
                                            ------------------------------------
                                            Name: Thomas H. Quinn
                                                  Authorized Officer

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                                   EXHIBIT A

                             Description of Assets
                             ---------------------

     For purposes of the Properties Services Agreement, Assets shall mean the following:

     1. BAe 125 Series 1000 Aircraft, equipped with 2 Pratt & Whitney 305B engines Serial # NA 1010; (259023); F.A.# 523QS ("HAWRER") (50% undivided interest).

     2. Grumman Gulfstream II, Serial # 213 equipped with 2 Rolls Royce Spey engines.

     3. CESSNA 560 CITATION 5 ULTRA Serial # 560-0321 F.A. # N320QS (50% undivided interest)

     Assets shall also include any other assets owned, leased or subleased by JI Properties which the Company desires to utilize.